SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 5, 2003
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                                 Date of Report
                             (Date of earliest event
                                    reported)

                            ACRES GAMING INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

             NEVADA                      0-21015                 22-3345046
-------------------------------    --------------------      -------------------
(State or Other Jurisdiction of    (Commission File No.)       (IRS Employer
         Incorporation)                                      Identification No.)

                 7115 AMIGO, SUITE 150, LAS VEGAS, NEVADA 89119
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          (Address of principal executive offices, including Zip Code)

                                 (702) 263-7588
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

      (c) Exhibits

99.1 Acres Gaming Incorporated Press Release issued May 5, 2003.

Item 9. Regulation FD Disclosure

      The information included in this section is intended to be included in "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

      On May 5, 2003, Acres Gaming Incorporated issued a press release (Exhibit
99.1 attached hereto) announcing its third quarter earnings for the quarter ended March 31, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACRES GAMING INCORPORATED

Date: May 5, 2003                    By /s/ Patrick W. Cavanaugh
                                        --------------------------------------
                                        Patrick W. Cavanaugh
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     99.1         Acres Gaming Incorporated Press Release issued May 5, 2003.